Exhibit 99.4

Unaudited Pro Forma Condensed

Combined Financial Information

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 is based on the unaudited historical consolidated balance sheet of Landmark Bancorp, Inc. ("Landmark") and First Capital Corporation ("First Capital) as of that date assuming that the transaction between Landmark and First Capital (the "Merger") consummated on November 1, 2013 had occurred on September 30, 2013.

The following unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2013 and the year ended December 31, 2012 reflect the combination of Landmark and First Capital as if the purchase had occurred at the beginning of the respective periods.  The unaudited condensed consolidated statements of earnings give effect to the purchase accounting adjustments recognized in the transaction.

These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Landmark Bancorp, Inc. in the Company’s December 31, 2012 Form 10-K, and in conjunction with the historical consolidated financial statements of First Capital and related notes included herein.

Goodwill and core deposit intangible recognized with respect to the merger were approximately $6.2 million.  Core deposit intangible will be amortized from the acquisition date over a 10-year amortization period.  In the opinion of Landmark’s management, the estimates used in the preparation of these financial statements are reasonable under the circumstances.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this current report on Form 8-K/A. The unaudited pro forma condensed combined financial information includes adjustments that are: factually supportable, directly attributable to the transaction and with respect to the unaudited pro forma condensed combined statements of operations and expected to have a continuing impact on Landmark on a consolidated basis. The adjustments reflect our preliminary estimates of the purchase price allocation, which may change upon finalization of appraisals and other valuations that are in process.

The combined company expects to achieve annualized benefits from the Merger including operating cost savings totaling approximately $2.0 million.  These pro forma financial statements do not reflect any potential cost savings that are expected to result from the combination of operations of Landmark and First Capital.  No assurance can be given with respect to the ultimate level of cost savings and revenue enhancements to be realized.  As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the Merger in fact occurred on the dates indicated, nor do they purport to be indicative of results of operations or financial condition that may be achieved in the future by the combined company.

Exhibit 99.4

Landmark Bancorp, Inc. and Subsidiary

Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(dollars in thousands)

	As of September 30, 2013
	Landmark	First Capital
	Bancorp, Inc.	Corporation	Excluded		Pro Forma		Pro Forma
	(historical)	(historical)	Assets		Adjustments		Combined
ASSETS:
Cash and cash equivalents	$12,130	$23,508	$(1,360	)A	$(6,288	)C	$27,990
Investment securities	237,705	107,124	(42,274	)B	(940	)D	301,615
Loans, net	319,523	107,294	(9,909	)A	(1,933	)E	414,975
Loans held for sale	3,769	3,366					7,135
Premises and equipment, net	14,636	9,221	(4,812	)A	1,961	F	21,006
Bank owned life insurance	17,177	7,098	(7,098	)A			17,177
Goodwill	13,075	-			4,444	G	17,519
Other intangible assets, net	2,712	177			1,710	H	4,599
Real estate owned, net	455	967	(967	)A			455
Accrued interest and other assets	8,871	2,300	(178	)A	46	J	11,039
TOTAL ASSETS	$630,053	$261,055	$(66,598)		$(1,000)		$823,510

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits	$499,107	$179,171					$678,278
Federal Home Loan Bank and other borrowings	60,232	56,351	(42,274	)B	(1,000	)I	73,309
Other liabilities	7,498	2,175	(966	)A			8,707
Total liabilities	566,837	237,697	(43,240)		(1,000)		760,294
Stockholders' equity	63,216	23,358	(23,358	)A			63,216
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$630,053	$261,055	$(66,598)		$(1,000)		$823,510

Exhibit 99.4

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

Adjustments made in the preparation of the unaudited pro forma condensed consolidated balance sheet are as follows:

A.	Adjustment to remove assets of Citizens Bank and First Capital that were excluded in the acquisition.

B.	Adjustment to record the prepayment of FHLB advances with sales of investment securities, which Citizens Bank completed prior to the acquisition.

C.	Adjustment to record cash purchase price of $6.3 million. The cash purchase price excludes $5.0 million of cash received from First Capital to assume $5.0 million of subordinated debentures.

D.	Adjustment represents the estimated fair value adjustment for acquired investment securities.

E.	Adjustment represents the estimated fair value adjustment for acquired loans.

F	Adjustment represents the estimated fair value adjustment for acquired premises and equipment.

G.	Adjustment to record estimated goodwill.

H.	Adjustment to record an estimated core deposit intangible.

I.	Adjustment represents the estimated fair value adjustment for the assumed subordinated debentures of First Capital (KS) Statuatory Trust.

J.	Adjustment to record a deferred tax liability on the fair value adjustment related to the assumed subordinated debentures and a deferred tax asset on the difference between goodwill for book and tax.

Exhibit 99.4

Landmark Bancorp, Inc. and Subsidiary

Pro Forma Condensed Consolidated Statement of Earnings (unaudited)

(dollars in thousands)

	For the year ended December 31, 2012
	Landmark	First Capital
	Bancorp, Inc.	Corporation	Excluded		Pro Forma		Pro Forma
	(historical)	(historical)	Assets		Adjustments		Combined

Interest income:
Loans	$16,723	$6,765	$-		$215	B	$23,703
Investment securities and other	5,329	4,381	(1,752	)A	-		7,958
Total interest income	22,052	11,146	(1,752)		215		31,661
Interest expense:
Deposits	2,149	747	-		-		2,896
Borrowed funds	1,761	2,320	(1,890	)A	200	B	2,391
Total interest expense	3,910	3,067	(1,890)		200		5,287
Net interest income	18,142	8,079	138		15		26,374
Provision for loan losses	1,900	675	(75	)A	-		2,500
Net interest income after provision for loan losses	16,242	7,404	213		15		23,874

Non-interest income:
Fees and service charges	5,271	2,170	-		-		7,441
Gains on sales of loans, net	5,680	1,951	-		-		7,631
Bank owned life insurance	540	269	(269	)A	-		540
Other	529	1,042	(159	)A	-		1,412
Total non-interest income	12,020	5,432	(428)		-		17,024

Investment securities:
Net impairment losses	(63)	-	-		-		(63)
Gains on sales of investment securities, net	486	924	-		-		1,410
Investment securities gains, net	423	924	-		-		1,347

Non-interest expense:
Compensation and benefits	9,788	5,327	-		-		15,115
Occupancy and equipment	2,990	1,429	-		-		4,419
Professional fees	1,108	443.0	-		-		1,551
Amortization of intangibles	1,178	-	-		308	C	1,486
Data processing	842	516	-		-		1,358
Advertising	443	141	-		-		584
Federal deposit insurance premiums	364	369	-		-		733
Foreclosure and real estate owned expense	332	157	(157	)A	-		332
Other	3,459	2,549	(175	)A	-		5,833
Total non-interest expense	20,504	10,931	(332)		308		31,411

Earnings before income taxes	8,181	2,829	117		(293)		10,834
Income tax expense	1,814	100	-		882	D	2,796
Net earnings	$6,367	$2,729	$117		$(1,175)		$8,038

Net earnings per share
Basic	$2.18						$2.75
Diluted	2.16						2.73

Weighted average common shares outstanding - basic	2,922,031						2,922,031
Weighted average common shares outstanding - diluted	2,947,121						2,947,121

Exhibit 99.4

Landmark Bancorp, Inc. and Subsidiary

Pro Forma Condensed Consolidated Statement of Earnings (unaudited)

(dollars in thousands)

	For the nine months ended September 30, 2013
	Landmark	First Capital
	Bancorp, Inc.	Corporation	Excluded		Pro Forma		Pro Forma
	(historical)	(historical)	Assets		Adjustments		Combined

Interest income:
Loans	$12,028	$4,539	$-		$161	B	$16,728
Investment securities and other	3,676	2,708	(1,083	)A	-		5,301
Total interest income	15,704	7,247	(1,083)		84		21,952
Interest expense:
Deposits	1,044	327	-		-		1,371
Borrowed funds	1,240	1,474	(1,209	)A	150	B	1,655
Total interest expense	2,284	1,801	(1,209)		150		3,026
Net interest income	13,420	5,446	126		11		19,003
Provision for loan losses	800	(4)	4	A	-		800
Net interest income after provision for loan losses	12,620	5,450	122		11		18,203

Non-interest income:
Fees and service charges	4,176	1,672	-		-		5,848
Gains on sales of loans, net	2,956	2,033	-		-		4,989
Bank owned life insurance	426	187	(187	)A	-		426
Other	398	1,190	(582	)A	-		1,006
Total non-interest income	7,956	5,082	(769)		-		12,269

Investment securities:
Gains on sales of investment securities, net	-	619	-		-		619

Non-interest expense:
Compensation and benefits	7,450	4,374	-		-		11,824
Occupancy and equipment	2,198	1,138	-		-		3,336
Professional fees	875	346	-		-		1,221
Amortization of intangibles	478	-	-		231	C	709
Data processing	696	439	-		-		1,135
Advertising	321	101	-		-		422
Federal deposit insurance premiums	338	228	-		-		566
Foreclosure and real estate owned expense	305	1,346	(1,346	)A	-		305
Other	2,627	1,078	(175	)A	-		3,530
Total non-interest expense	15,288	9,050	(1,521)		231		23,048

Earnings before income taxes	5,288	2,101	874		(220)		8,043
Income tax expense	1,154	11	-		1,008	D	2,173
Net earnings	$4,134	$2,090	$874		$(1,228)		$5,870

Net earnings per share
Basic	$1.41						$2.00
Diluted	1.39						1.97

Weighted average common shares outstanding - basic	2,928,243						2,928,243
Weighted average common shares outstanding - diluted	2,978,692						2,978,692

Exhibit 99.4

Notes to Pro Forma Condensed Consolidated Statements of Earnings (unaudited)

Adjustments made in the preparation of the unaudited pro forma condensed consolidated statement of earnings are as follows:

A.	Adjustment to remove the income and expense directly attributable to the assets of Citizens Bank and First Capital that were excluded in the acquisition.

B.	Adjustment to reflect the amortization of purchase accounting adjustments based on the average lives of the corresponding assets and liabilities as yield adjustments. The expected average lives are as follows: loans receivable - 108 months; and subordinated debentures - 60 months.

C.	Adjustment to reflect the amortization of the core deposit intangible recognized in the acquisition over the estimated 10-year period of benefit.

D.	Adjustment to reflect (i) tax expense on pro forma income statement adjustments at the statutory tax rate of 37% and (ii) additional tax expense to increase First Capital's historical tax expense to 37%.

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